Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:                                                Barbara Brungess

Vice President, Corporate & Investor Relations

610-727-7199

bbrungess@amerisourcebergen.com

AMERISOURCEBERGEN COMPLETES ACQUISITION OF MINORITY INTEREST IN PROFARMA DISTRIBUIDORA DE PRODUTOS FARMACÊUTICOS S.A.

Expands Global Footprint and Launches Joint Venture for Specialty Distribution in Brazil

VALLEY FORGE, PA June 26, 2014 —AmerisourceBergen Corporation (NYSE: ABC) today announced that it has completed the acquisition of a minority stake in Profarma Distribuidora de Produtos Farmacêuticos S.A. (Profarma), a leading pharmaceutical wholesaler in Brazil.  In addition, AmerisourceBergen and Profarma have launched a joint venture to provide enhanced specialty distribution and services to the Brazilian marketplace.  The Company has invested a total of approximately $110 million in an approximately 19.9% minority stake in Profarma, and a 50% stake in the specialty joint venture.  AmerisourceBergen does not expect the transaction to have a meaningful impact to its adjusted earnings per share from continuing operations for fiscal 2014.

“With Profarma’s long history of success and AmerisourceBergen’s extensive expertise in specialty distribution, I am very excited about the potential this unique combination brings to the Brazilian market,” said Steven H. Collis, AmerisourceBergen President and Chief Executive Officer.  “This represents a tremendous opportunity to expand our international presence, introduce new products and services into a fast-growing market, and enhance future growth for both companies.”

Profarma believes that it has taken two important steps with the capital increase and the creation of the joint venture. “We feel proud of and motivated by the association with AmerisourceBergen. We believe both companies will benefit from sharing knowledge and experience. In addition, the capital increase gives us the strength we need to forge ahead with our growth strategy,” said Sammy Birmacker, Profarma’s CEO.

The specialty joint venture will be led by Craig Miller, who will serve as the chief executive officer of the specialty joint venture, and who previously led AmerisourceBergen’s US BioServices.  “I am looking forward to helping shape healthcare delivery in Brazil through our knowledge, reach and partnership with Profarma, and to the benefit of our manufacturer and healthcare provider customers worldwide,” said Miller.

About AmerisourceBergen

AmerisourceBergen is one of the largest global pharmaceutical sourcing and distribution services companies, helping both healthcare providers and pharmaceutical and biotech manufacturers improve patient access to products and enhance patient care. With services ranging from drug distribution and niche premium logistics to reimbursement and pharmaceutical consulting services, AmerisourceBergen delivers innovative programs and solutions across the pharmaceutical supply channel. With over $100 billion in annualized revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 13,000 people. AmerisourceBergen is ranked #28 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

About Profarma Distribuidora de Produtos Farmacêuticos S.A.

Profarma Distribuidora de Produtos Farmacêuticos S.A. has been engaged for 52 years in the distribution of pharmaceuticals, personal care products and cosmetics in Brazil’s most populous states. In 2013, with the acquisition of the retail chains Drogasmil/Farmalife and Tamoio, it became one of the largest mixed distributors in Latin America and the largest in Brazil. With 12 Distribution Centers, Profarma markets approximately 18.0 million units per month and serves around 33,000 sales outlets. In the pharmaceutical retail market, it is the tenth largest chain in Brazil, with 140 stores in Rio de Janeiro. Covering a geographic area that corresponds to 93.5% of the consumer market for pharmaceutical products in Brazil, Profarma with its specialized and committed team, aims to be Brazil’s largest and most profitable mixed distributor of pharmaceutical products by delivering consistent and sustainable results, maintaining low operating costs, strengthening its competitive advantages and maximizing value for its stockholders. For more information, go to www.Profarma.com.br.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; the retention of key customer or supplier relationships under less favorable economics; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in branded and/or generic pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances, federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to AmerisourceBergen’s distribution of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare, and the effect of such changes on AmerisourceBergen’s customers; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute; price inflation in branded and generic pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of AmerisourceBergen’s information technology systems; AmerisourceBergen’s inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system; interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments in countries where we do business and/or operate outside of the United States; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreen Co. and Alliance Boots GmbH (the “Warrants”), an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; AmerisourceBergen’s inability to implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of shares of its common stock upon exercise of the Warrants, including its inability to repurchase shares of its common stock under its new share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; AmerisourceBergen’s inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; increased costs of maintaining, or reductions in AmerisourceBergen’s ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) and Item 1 (Business) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and elsewhere in that report and (ii) in other reports.

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